                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                       565,934.86
           Available Funds:
              Contract Payments due and received in this period                                                   5,717,612.26
              Contract Payments due in prior period(s) and received in this period                                  826,338.39
              Contract Payments received in this period for next period                                              90,989.42
              Sales, Use and Property Tax, Maintenance, Late Charges                                                143,179.10
              Prepayment Amounts related to early termination in this period                                      2,119,333.80
              Servicer Advance                                                                                      611,514.80
              Proceeds received from recoveries on previously Defaulted Contracts                                         0.00
              Transfer from Reserve Account                                                                           7,434.08
              Interest earned on Collection Account                                                                   7,701.39
              Interest earned on Affiliated Account                                                                   1,387.89
              Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                 Section 5.03                                                                                             0.00
              Amounts paid per Contribution and Servicing Agreement Section 7.01
                 (Substituted contract < Predecessor contract)                                                            0.00
              Amounts paid under insurance policies                                                                       0.00
              Any other amounts                                                                                           0.00

                                                                                                                 -------------
           Total Available Funds                                                                                 10,091,425.99
           Less: Amounts to be Retained in Collection Account                                                       417,911.85
                                                                                                                 -------------
           AMOUNT TO BE DISTRIBUTED                                                                               9,673,514.14
                                                                                                                 =============

           DISTRIBUTION OF FUNDS:

              1.      To Trustee -  Fees                                                                                  0.00
              2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                    826,338.39
              3.      To Noteholders (For Servicer Report immediately following the Final
                      Additional Closing Date)

                            a) Class A1 Principal and Interest                                                            0.00
                            a) Class A2 Principal (distributed after A1 Note matures) and Interest                6,593,469.67
                            a) Class A3 Principal (distributed after A2 Note matures) and Interest                  353,168.75
                            a) Class A4 Principal (distributed after A3 Note matures) and Interest                  518,751.20
                            b) Class B Principal and Interest                                                       128,099.93
                            c) Class C Principal and Interest                                                       256,551.93
                            d) Class D Principal and Interest                                                       173,074.84
                            e) Class E Principal and Interest                                                       230,914.38

              4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                             0.00
              5.      To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                            a) Residual Interest (Provided no Restricting or Amortization Event
                                    in effect)                                                                      118,617.22
                            b) Residual Principal (Provided no Restricting or Amortization Event
                                    in effect)                                                                      220,731.46
                            c) Reserve Account Distribution (Provided no Restricting or
                                    Amortization Event in effect)                                                     7,434.08
              6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                           Any Other Amounts                                                                        152,268.38
              7.      To Servicer, Servicing Fee and other Servicing Compensations                                   94,093.91
                                                                                                                 -------------
           TOTAL FUNDS DISTRIBUTED                                                                                9,673,514.14
                                                                                                                 =============

                                                                                                                 -------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting
                Event Funds (if any)}                                                                               417,911.85
                                                                                                                 =============
II.    RESERVE ACCOUNT

Beginning Balance                                                                                                $4,876,395.87
            - Add Investment Earnings                                                                                 7,434.08
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                              0.00
            - Less Distribution to Certificate Account                                                                7,434.08
                                                                                                                 -------------
End of period balance                                                                                            $4,876,395.87
                                                                                                                 =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                       $4,876,395.87
                                                                                                                 =============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

          Pool A                                                          190,597,262.09
          Pool B                                                           30,208,318.52
                                                                          --------------
                                                                                                220,805,580.61

Class A Overdue Interest, if any                                                    0.00
Class A Monthly Interest - Pool A                                             855,266.05
Class A Monthly Interest - Pool B                                             135,553.62

Class A Overdue Principal, if any                                                   0.00
Class A Monthly Principal - Pool A                                          4,648,767.39
Class A Monthly Principal - Pool B                                          1,825,802.56
                                                                          --------------
                                                                                                  6,474,569.95

Ending Principal Balance of the Class A Notes

          Pool A                                                          185,948,494.70
          Pool B                                                           28,382,515.96
                                                                          --------------        --------------
                                                                                                214,331,010.66
                                                                                                ==============

Interest Paid Per $1,000            Principal Paid Per $1,000         Ending Principal
Original Face $286,080,000          Original Face $286,080,000        Balance Factor
      $ 3.463436                           $ 22.632026                  74.919956%


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                  Class A1                                                          0.00
                  Class A2                                                 31,125,580.61
                  Class A3                                                 82,500,000.00
                  Class A4                                                107,180,000.00

                                                                          --------------

Class A Monthly Interest                                                                        220,805,580.61
                  Class A1 (Actual Number Days/360)                                 0.00
                  Class A2                                                    118,899.72
                  Class A3                                                    353,168.75
                  Class A4                                                    518,751.20

                                                                          --------------

Class A Monthly Principal
                  Class A1                                                          0.00
                  Class A2                                                  6,474,569.95
                  Class A3                                                          0.00
                  Class A4                                                          0.00

                                                                          --------------
                                                                                                  6,474,569.95


Ending Principal Balance of the Class A Notes
                  Class A1                                                          0.00
                  Class A2                                                 24,651,010.66
                  Class A3                                                 82,500,000.00
                  Class A4                                                107,180,000.00

                                                                          --------------        --------------
                                                                                                214,331,010.66
                                                                                                ==============

Class A2

Interest Paid Per $1,000           Principal Paid Per $1,000                Ending Principal
Original Face $55,000,000          Original Face $55,000,000                 Balance Factor
      $ 2.161813                         $ 117.719454                          44.820019%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes

                     Pool A                                               3,251,239.65
                     Pool B                                                 515,298.50
                                                                          ------------
                                                                                                   3,766,538.15

           Class B Overdue Interest, if any                                       0.00
           Class B Monthly Interest - Pool A                                 15,240.19
           Class B Monthly Interest - Pool B                                  2,415.46
           Class B Overdue Principal, if any                                      0.00
           Class B Monthly Principal - Pool A                                79,299.44
           Class B Monthly Principal - Pool B                                31,144.84
                                                                          ------------
                                                                                                     110,444.28

           Ending Principal Balance of the Class B Notes

                     Pool A                                               3,171,940.21
                     Pool B                                                 484,153.66
                                                                          ------------             ------------
                                                                                                   3,656,093.87
                                                                                                   ============

           Interest Paid Per $1,000         Principal Paid Per $1,000               Ending Principal
           Original Face $4,880,000         Original Face $4,880,000                Balance Factor
                $ 3.617961                         $ 22.632025                         74.919956%


VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes

                     Pool A                                               6,495,816.93
                     Pool B                                               1,029,541.06
                                                                          ------------
                                                                                                   7,525,357.99

           Class C Overdue Interest, if any                                       0.00
           Class C Monthly Interest - Pool A                                 30,979.63
           Class C Monthly Interest - Pool B                                  4,910.05
           Class C Overdue Principal, if any                                      0.00
           Class C Monthly Principal - Pool A                               158,436.39
           Class C Monthly Principal - Pool B                                62,225.86
                                                                          ------------
                                                                                                     220,662.25

           Ending Principal Balance of the Class C Notes

                     Pool A                                               6,337,380.54
                     Pool B                                                 967,315.20
                                                                          ------------             ------------
                                                                                                   7,304,695.74
                                                                                                   ============


           Interest Paid Per $1,000         Principal Paid Per $1,000           Ending Principal
           Original Face $9,750,000         Original Face $9,750,000             Balance Factor
                 $ 3.680993                        $ 22.632026                     74.919956%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes

                    Pool A                                                      4,330,544.60
                    Pool B                                                        686,360.70
                                                                                ------------
                                                                                                      5,016,905.30

           Class D Overdue Interest, if any                                             0.00
           Class D Monthly Interest - Pool A                                       22,414.18
           Class D Monthly Interest - Pool B                                        3,552.49
           Class D Overdue Principal, if any                                            0.00
           Class D Monthly Principal - Pool A                                     105,624.26
           Class D Monthly Principal - Pool B                                      41,483.91
                                                                                ------------
                                                                                                        147,108.17

           Ending Principal Balance of the Class D Notes

                    Pool A                                                      4,224,920.34
                    Pool B                                                        644,876.79
                                                                                ------------          ------------
                                                                                                      4,869,797.13
                                                                                                      ============

           Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
           Original Face $6,500,000        Original Face $6,500,000          Balance Factor
                 $ 3.994872                      $ 22.632026                   74.919956%


VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes

                    Pool A                                                      5,416,511.96
                    Pool B                                                        858,478.87
                                                                                ------------
                                                                                                      6,274,990.83

           Class E Overdue Interest, if any                                             0.00
           Class E Monthly Interest - Pool A                                       40,497.45
           Class E Monthly Interest - Pool B                                        6,418.56
           Class E Overdue Principal, if any                                            0.00
           Class E Monthly Principal - Pool A                                     132,111.57
           Class E Monthly Principal - Pool B                                      51,886.80
                                                                                ------------
                                                                                                        183,998.37

           Ending Principal Balance of the Class E Notes

                    Pool A                                                      5,284,400.39
                    Pool B                                                        806,592.07
                                                                                ------------          ------------
                                                                                                      6,090,992.46
                                                                                                      ============


           Interest Paid Per $1,000         Principal Paid Per $1,000          Ending Principal
           Original Face $8,130,000         Original Face $8,130,000            Balance Factor
                 $ 5.770727                       $ 22.632026                     74.919956%

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance

                    Pool A                                                          6,497,854.11
                    Pool B                                                          1,029,863.94
                                                                                    ------------
                                                                                                      7,527,718.05

           Residual Interest - Pool A                                                 104,433.28
           Residual Interest - Pool B                                                  14,183.94
           Residual Principal - Pool A                                                158,486.08
           Residual Principal - Pool B                                                 62,245.38
                                                                                    ------------
                                                                                                        220,731.46

           Ending Residual Principal Balance

                    Pool A                                                          6,339,368.03
                    Pool B                                                            967,618.56
                                                                                    ------------      ------------
                                                                                                      7,306,986.59
                                                                                                      ============

X.   PAYMENT TO SERVICER

           - Collection period Servicer Fee                                                              94,093.91
           - Servicer Advances reimbursement                                                            826,338.39
           - Tax, Maintenance, Late Charges, Bank Interest and other amounts                            152,268.38
                                                                                                      ------------
           Total amounts due to Servicer                                                              1,072,700.68
                                                                                                      ============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                               216,589,229.29

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                              5,282,725.13

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                  --------------
                                                                                                                    211,306,504.16
                                                                                                                    ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                         4,262,630.36

            - Principal portion of Prepayment Amounts                                               1,020,094.77

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                   0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                 0.00
                                                                                                    ------------
                            Total Decline in Aggregate Discounted Contract Balance                  5,282,725.13
                                                                                                    ============

POOL B

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                34,327,861.59

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                              2,074,789.35

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                  --------------
                                                                                                                     32,253,072.24
                                                                                                                    ==============
        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                           979,233.04

            - Principal portion of Prepayment Amounts                                               1,095,556.31

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                   0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                 0.00

                                                                                                    ------------
                            Total Decline in Aggregate Discounted Contract Balance                  2,074,789.35
                                                                                                    ============
                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   243,559,576.40
                                                                                                                    ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A

                                                                                                         Predecessor
                                                    Discounted              Predecessor                  Discounted
        Lease #        Lessee Name                  Present Value           Lease #                      Present Value
                       NONE


                                                    ----------------                                        -----
                                                    Totals:    $0.00                                        $0.00


        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                          $0.00
        b) ADCB OF POOL A AT CLOSING DATE                                       $272,767,516.82
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                  0.00%

        DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

        a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
        b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
        c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
            Agreement Section 7.02                                                                           $0.00

        CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
               COLLECTION PERIOD      YES                          NO     X
                                         ----------                   --------

        POOL B

                                                                                                         Predecessor
                                                    Discounted              Predecessor                  Discounted
        Lease #        Lessee Name                  Present Value           Lease #                      Present Value
                       NONE


                                                    ----------------                                        -----
                                                    Totals:    $0.00                                        $0.00


        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                          $52,325,540.92
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                      0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

        DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

        a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
        b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
        c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
            Agreement Section 7.02                                                                         $0.00

        CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
            COLLECTION PERIOD   YES                     NO   X
                                   ----------             --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING

                                                                                                             Predecessor
                                                           Discounted                   Predecessor          Discounted
         Lease #          Lessee Name                      Present Value                Lease #              Present Value
         2707-201         Amber Networks, Inc.             $1,045,934.66                2041-203             $3,154,026.34
         2707-202         Amber Networks, Inc.               $491,545.72
         2708-201         Network Elements, Inc.           $1,305,725.82
         2706-202         Coriolis Networks, Inc.             $90,653.94
         2706-207         Coriolis Networks, Inc.            $215,544.48
                          Cash                                 $4,621.72
         3271-002         Durham Diagnostic Imaging        $2,317,472.63                2869-001             $2,037,442.62



                                                                     -------------                           -------------
                                                           Totals:   $5,471,498.97                           $5,191,468.96

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                      5,191,468.96
         b) ADCB OF POOL A AT CLOSING DATE                                                                 $272,767,516.82
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             1.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
         YES                                  NO     X
            ----------                           --------



         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                         Predecessor
                                                    Discounted              Predecessor                  Discounted
        Lease #        Lessee Name                  Present Value           Lease #                      Present Value
                       NONE


                                                           ---------                                       ------
                                                    Totals:    $0.00                                        $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                         $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                           $52,325,540.92
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
         YES                                  NO     X
            ----------                           --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2002


XV.    POOL PERFORMANCE MEASUREMENTS

1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                                TOTAL OUTSTANDING CONTRACTS
         This Month                               6,195,229.55         This Month                      243,559,576.40
         1 Month Prior                            7,577,810.69         1 Month Prior                   250,917,090.88
         2 Months Prior                          10,081,991.15         2 Months Prior                  258,844,543.88

         Total                                   23,855,031.39         Total                           753,321,211.16

         a) 3 MONTH AVERAGE                       7,951,677.13         b) 3 MONTH AVERAGE              251,107,070.39

         c) a/b                                           3.17%


2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                      Yes                           No    X
                                                                                      -------------------------     -------------
3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                        Yes                           No     X
                                                                                      -------------------------     -------------
         B. An Indenture Event of Default has occurred and is then continuing?        Yes                           No     X
                                                                                      -------------------------     -------------
4.       Has a Servicer Event of Default occurred?                                    Yes                           No     X
                                                                                      -------------------------     -------------

5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                             Yes                           No     X
                                                                                      -------------------------     -------------
         B. Bankruptcy, insolvency, reorganization; default/violation of any
            covenant or obligation not remedied within 90 days?                       Yes                           No     X
                                                                                      -------------------------     -------------
         C. As of any Determination date, the sum of all defaulted contracts
            since the Closing date exceeds 6% of the ADCB on the Closing Date?        Yes                           No     X
                                                                                      -------------------------     -------------



6.       Aggregate Discounted Contract Balance at Closing Date                        Balance $  325,093,057.74
                                                                                      -------------------------


         DELINQUENT LEASE SUMMARY

          Days Past Due          Current Pool Balance             # Leases
          -------------          --------------------             --------
            31 - 60                  7,024,108.57                   41
            61 - 90                  3,258,345.61                   12
           91 - 180                  6,195,229.55                   26



         Approved By:
         Matthew E. Goldenberg
         Vice President
         Structured Finance and Securitization